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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 13, 2001
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                                PerkinElmer, Inc.
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               (Exact Name of Registrant as Specified in Charter)


       Massachusetts                        1-5075                    04-2052042
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(State or Other Jurisdiction             (Commission               (IRS Employer
     of Incorporation)                   File Number)            Identification No.)
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45 William Street, Wellesley Massachusetts                              02481
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (781) 237-5100
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                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     On July 13, 2001, PerkinElmer, Inc., a Massachusetts corporation
("PerkinElmer"), Pablo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of PerkinElmer, and Packard BioScience Company, a Delaware corporation ("Packard BioScience"), entered into an Agreement and Plan of Merger
(the "Merger Agreement"), pursuant to which Pablo Acquisition Corp. will be merged with and into Packard BioScience (the "Merger"). Upon consummation of the Merger, Packard BioScience will become a wholly owned subsidiary of PerkinElmer.

     As a result of the Merger, each outstanding share of Packard BioScience common stock, $.002 par value per share (the "Packard BioScience Common Stock"), will be converted into the right to receive 0.311 of a share of PerkinElmer common stock, $1.00 par value per share (the "PerkinElmer Common Stock"). The
Merger, which has been approved by the board of directors of each company, is subject to customary closing conditions and regulatory approvals, as well as the approval of the stockholders of Packard BioScience. In addition, pursuant to New
York Stock Exchange rules, the issuance of shares of PerkinElmer Common Stock in the Merger is subject to the approval of PerkinElmer's shareholders.

     PerkinElmer also entered into a stockholder's agreement and voting agreements with certain stockholders of Packard BioScience who have voting control over more than 50% of the outstanding shares of Packard BioScience
Common Stock (the "Controlling Shares"). Pursuant to the stockholder's agreement and voting agreements, such stockholders have agreed to vote the Controlling
Shares in favor of the Merger.

     A copy of the Merger Agreement, the stockholder's agreement and the form of voting agreement are attached to this Current Report on Form 8-K as Exhibit 2.1,
99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of the Business Acquired.

     Not applicable.

     (b)  Pro Forma Financial Information.

     Not applicable.


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     (c)  Exhibits.

           2.1 Agreement and Plan of Merger, dated as of July 13, 2001, among
               PerkinElmer, Inc., Pablo Acquisition Corp. and Packard BioScience
               Company. (1)
          99.1 Stockholder's Agreement, dated as of July 13, 2001, between
               PerkinElmer, Inc. and Stonington Capital Appreciation 1994 Fund,
               L.P. (1)
          99.2 Form of Voting Agreement, dated as of July 13, 2001, between
               PerkinElmer and certain stockholders of Packard BioScience
               Company. (1)

          (1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S.
          Securities and Exchange Commission upon request.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PERKINELMER, INC.


Date: July 18, 2001                          By: /s/ Terrance L. Carlson
                                                 -------------------------------
                                                 Terrance L. Carlson
                                                 Senior Vice President, General
                                                 Counsel and Clerk


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                                  EXHIBIT INDEX


 2.1 Agreement and Plan of Merger, dated as of July 13, 2001, among PerkinElmer,
     Inc., Pablo Acquisition Corp. and Packard BioScience Company. (1)

99.1 Stockholder's Agreement, dated as of July 13, 2001, between PerkinElmer,
     Inc. and Stonington Capital Appreciation 1994 Fund, L.P. (1)

99.2 Form of Voting Agreement, dated as of July 13, 2001, between PerkinElmer and certain stockholders of Packard BioScience Company. (1)

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange
Commission upon request.